REVENUESHARES ETF TRUST

REVENUESHARES LARGE CAP FUND
REVENUESHARES MID CAP FUND
REVENUESHARES SMALL CAP FUND
REVENUESHARES FINANCIALS SECTOR FUND
REVENUESHARES ADR FUND
REVENUESHARES NAVELLIER OVERALL A-100 FUND

Supplement dated September 28, 2012 to the Prospectus dated October 28, 2011, as revised
March 16, 2012

Effective September 30, 2012, the RevenueShares methodology will weight each constituent member of a RevenueShares Index using each constituent security’s 1-year trailing revenue as of the previous quarter.  Therefore, the RevenueShares Large Cap Index™, RevenueShares Mid Cap Index™, RevenueShares Small Cap Index™, RevenueShares Financials Sector Index™, RevenueShares ADR Index™ and RevenueShares Navellier Overall A-100 Index™ (each, an “Index”) will rebalance and/or reconstitute quarterly according to the revenue weightings as of the previous quarter.  As a result, the RevenueShares Large Cap Fund, RevenueShares Mid Cap Fund, RevenueShares Small Cap Fund, RevenueShares Financials Sector Fund, RevenueShares ADR Fund and RevenueShares Navellier Overall A-100 Fund (the “Funds”), which attempt to replicate their respective underlying Indexes, will also rebalance and/or reconstitute their portfolio securities according to the revenue weightings as of the previous quarter following their respective underlying Indexes.  Thus, effective September 30, 2012, all references in the Prospectus to September 30 revenue weightings and September 30 revenues with respect to the Funds shall be deemed to refer to the revenue weightings as of the previous quarter and the revenues as of the previous quarter.